Exhibit 99.1

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Overview of Improved Transaction Economics

July 2009

GHL Acquisition Corp.

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Forward Looking Statements
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This communication contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. The words "anticipates", "may",
"can", "believes", "expects", "projects",

"intends", "likely", "will", "to be" and other expressions that are predictions of or indicate future events, trends or prospects and which do not relate to historical matters identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of GHL
Acquisition Corp. ("GHQ") and/or Iridium Holdings LLC ("Iridium") to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These risks and uncertainties include, but are not limited to, uncertainties regarding the timing of the proposed transaction with
Iridium, whether the transaction will be approved by GHQ's stockholders, whether the closing conditions will be satisfied (including receipt of regulatory approvals), as well as industry and economic conditions, competitive, legal, governmental and technological factors. There is no assurance that GHQ's or Iridium's expectations will be realized. If one or more of these risks or uncertainties materialize, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.
Except for our ongoing obligations to disclose material information under the
Federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

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Additional Information and Where to Find It
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This communication is being made with respect to a proposed acquisition and related transactions involving GHQ and Iridium. In connection with these proposed transactions,

GHQ has filed with the Securities Exchange Commission ("SEC") a preliminary proxy statement and intends to mail a definitive proxy statement and other relevant documents to GHQ's stockholders. The information contained in this communication is not complete and may be changed. Before making any voting or investment decisions, GHQ's stockholders and other interested persons are urged to read GHQ's preliminary proxy statement, and any amendments thereto, and the definitive proxy statement in connection with GHQ's solicitation of proxies for the special meeting to be held to approve the acquisition and any other relevant documents filed with the SEC because they will contain important information about Iridium, GHQ and the proposed transactions. The definitive proxy statement will be mailed to GHQ stockholders as of a record date to be established for voting on the proposed acquisition. Stockholders and other interested persons will also be able to obtain a copy of the preliminary and definitive proxy statements once they are available, without charge, at the
SEC's web site at http://www.sec.gov or by directing a request to: GHL
Acquisition

Corp., 300 Park Avenue, 23rd Floor, New York, New York,
telephone: (212) 372-4180.

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Participants in the Solicitation
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GHQ and its directors and officers may be deemed to be participants in the solicitation of proxies to GHQ's stockholders in connection with the acquisition. A list of the names of those directors and officers and a description of their interests in GHQ is contained in GHQ's report on Form 10-K for the fiscal year ended December 31, 2008, which is filed with the SEC, and will also be contained in GHQ's proxy statement when it becomes available.
GHQ's stockholders may obtain additional information about the direct and indirect interests of the participants in the acquisition, by security holdings or otherwise, by reading GHQ's proxy statement and other materials to be filed with the SEC as such information becomes available.

Nothing in this communication should be construed as, or is intended to be, a solicitation for or an offer to provide investment advisory services.

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                                        Steps Taken in Preparation for Merger
                                        Vote
                                        Improving Transaction Economics and
                                        Facilitating Stockholder Approval

--------------------------------------  ----------------------------------------
GHQ and Iridium have in recent months   [] Transaction Price Reduction
taken a number of steps which both         Announced in Late-April
facilitate the closing of the proposed
merger and increase the attractiveness     > 15% reduction in consideration to
of the pro- forma company valuation          be paid to existing Iridium holders

Today's warrant restructuring              > Strong equity market performance
announcement further improves the          since then (S&P 500 up 15%; Inmarsat
economics of the merger for GHQ            up 13%)
stockholders
                                        [] Elimination of ~3.7 Million GHQ
                                           Warrants Held by Bank of America

                                           > Will be repurchased upon merger
                                             closing for $0.50 each

                                        [] GHQ Warrant Restructuring Announced
                                           Today

                                           > Meaningfully reduces warrant
                                             overhang on GHQ shares post-closing

                                           > Reduces pro-forma,
                                             fully-distributed EBITDA multiple

                                           > ~14.4 million warrants will have
                                             their strike price raised and
                                             expiration date extended and ~12.4
                                             million additional warrants will be
                                             exchanged for GHQ shares and cash

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                                        Details of Warrant Restructuring
--------------------------------------  ----------------------------------------
As a result of the warrant              [] In total, ~30.5 million GHQ warrant
restructuring, GHQ will have               will be repurchased or restructured
dramatically fewer in-the-money            upon closing of the acquisition of
warrants outstanding upon closing of       Iridium
the Iridium merger, which is
expected to improve share trading          > Represents ~69% of the 44.1 million
dynamics and enhance the pro-forma           warrants that would otherwise have
valuation for stockholders                   been outstanding following the
                                             acquisition

                                           > Reduces pro-forma, fully-
                                             distributed EBITDA multiple and
                                             diminishes warrant overhang on GHQ
                                             shares

                                           > Repurchases conducted at
                                             meaningful discount to intrinsic
                                             value assuming Iridium closing;
                                             restructurings significantly raise
                                             strike prices to out-of-the-money
                                             levels

                                        [] Repurchase of ~3.7 million warrants
                                           held by Bank of America (previously
                                           announced)

                                           > Purchase price of $0.50 each or
                                             ~$1.8 million in aggregate

                                        [] Restructuring of ~14.4 million
                                           warrants held by various holders

                                           > Strike price increased to 15%
                                             above share offering price in a
                                             future GHQ common equity offering
                                             (subject to a maximum strike price
                                             of $11.50)

                                           > Expiration date extended by two
                                             years to February 2015

                                           > Includes all of the 4.0 million
                                             remaining private placement warrant
                                             held by Greenhill and 0.4 million
                                             warrants held by executives of GHL
                                             Acquisition

                                        [] Repurchase of ~12.4 million warrant
                                           held by various holders

                                           > Aggregate purchase price of ~$3.1
                                             million of cash and ~$12.4 million
                                             of GHQ common stock with the number
                                             of shares based on the offering
                                             price in a future GHQ common equity
                                             offering (subject to minimum of
                                             one-tenth of a share per warrant)

                                        [] Greenhill will own the following
                                           securities post-closing of the
                                           acquisition of Iridium

                                           > ~6.9 million GHQ common shares,
                                             which it received for founding GHQ
                                             and making an $8 million initial
                                             equity investment

                                           > ~1.9 million GHQ common shares,
                                             resulting from conversion of its
                                             $22.9 million convertible note
                                             investment in Iridium

                                           > 4.0 million GHQ warrants with an
                                             out-of-the-money strike price as
                                             described above

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                                        Summary of Post-Transaction Iridium
                                        Balance Sheet

                                        Including Effects of Warrant
                                        Restructuring; Assuming 30%
                                        Redemptions
--------------------------------------  ----------------------------------------
Post-merger, Iridium will have a        (All Values in Millions)          1/2009
strong balance sheet with minimal                                     Proo Forma
leverage                                Unrestricted Cash (1)(3)          $150.1
                                        Other Current Assets                83.3
                                        Property & Equipment, Net          411.8
                                        Other Long-Term Assets              23.6
                                        Goodwill & Intangibles             130.4
                                                                          ------
                                                                          ------
                                        Total Assets                      $799.2
                                                                          ------
                                        Current Liabilities (1)
                                                                          ------
                                                                           $83.2
                                        Motorola Payable                    10.4
                                        Debt (Short-Term & Long-Term) (2)   46.7
                                        Other Liabilities                   84.6
                                                                          ------
                                        Total Liabilities                  224.9
                                        Stockholders' Equity (2)           574.3
                                                                          ------
                                                                          ------
                                        Total Liabilities & Stockholders'
                                          Equity                          $799.2
                                                                          ------
                                        Notes:
                                                                          ------

                                         Net Cash (3)                      $93.0
                                         Fully-Diluted Shares
                                           Outstanding (3)(4)             71.791
                                         Future Potential Warrant
                                           Proceeds (5)                   $260.8

                                        Source: GHQ Schedule 14A filed 6/8/09,
                                        adjusted for warrant restructuring and
                                        other items below.

                                        (1) Stated prior to payment of $25.5
                                        million tax step-up payment, due
                                        90-days post-closing.

                                        (2) Assumes conversion of Greenhill
                                        convertible note into equity.

                                        (3) Assumes 30% of GHQ's existing
                                        public stockholders elect conversion
                                        for $10.00 in cash per share. Motorola
                                        Payable is treated as debt for purposes
                                        of this calculation.

                                        (4)Based on treasury method for
                                        warrants outstanding and $10.00 share
                                        price.
                                        (5)Based on cash exercise of 13.7
                                        million warrants at $7.00 each and 14.4
                                        million warrants at $11.50 each.

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                                        Valuation Comparison
                                        Including Effects of Warrant
                                        Restructuring
--------------------------------------  ---------------------------------------
Iridium's fully-distributed valuation
post-merger represents a 48% discount
to the EBITDA multiple of its closest
competitor, Inmarsat

Iridium's valuation is made even more
attractive by its higher growth and
superior network coverage

(All Values in Millions)
Share Price                                  $10.00 (1)             $8.95(2)

x Fully Diluted Shares Outstanding             71.8 (3)             459.5

                                      -------------             ----------
Equity Value                                 $717.9              $4,111.0
Net Debt/(Cash)                             ($93.0) (3)          $1,443.8
                                      -------------             ----------
Enterprise Value                             $624.9              $5,554.8
2009E EBITDA                          $120.0-$130.0 (4)            $580.3(5)

----------------------------------------------------------------------------
Enterprise Value / 2009E EBITDA                5.0x (6)               9.6x
----------------------------------------------------------------------------
----------------------------------------------------------------------------
2008-2009E EBITDA Growth                         16%                   9%
Network Coverage                             Global     No Polar Coverage

 (1) Estimated conversion amount per share.
 (2) Source: Bloomberg as of 7/28/09.
 (3) Estimated pro forma as of 3/31/09 assuming 30% of GHQ's existing public stockholders elect conversion for $10.00 in cash per share.
 (4) Source: Operational EBITDA guidance from GHQ press release dated 4/28/09.
 (5) Source: Bloomberg consensus estimates.
 (6) Based on midpoint of 2009E EBITDA guidance.

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                                        Anticipated Timetable to Closing
--------------------------------------  ---------------------------------------

[]  Expecting Iridium to Announce Q2 Results During Week of August 10th

[]  Anticipating September GHQ Stockholder Vote on Acquisition of Iridium

[]  No Further Amendments to Economics or Other Terms Planned

[]  Completion Subject to FCC Approval and GHQ Stockholder Approval [GRAPHIC

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